EXHIBIT 99.1

CompoSecure Announces Completion of Spin-Off of Resolute Holdings

SOMERSET, N.J., and NEW YORK, N.Y., February 28, 2025 -- CompoSecure, Inc. (Nasdaq: CMPO) (“CompoSecure”), a leader in metal payment cards, security, and authentication solutions, today announced the completion of the spin-off of its subsidiary, Resolute Holdings Management, Inc. (Nasdaq: RHLD) (“Resolute Holdings”), into a separate public company, effective 12:01 a.m. Eastern Standard Time on February 28, 2025.

Under the terms of the separation, each stockholder of record who held CompoSecure common stock as of the close of business on February 20, 2025, the record date for the distribution, received one share of Resolute Holdings common stock for every twelve shares of CompoSecure common stock held on the record date. Cash will be paid in lieu of fractional shares.

The distribution of shares in Resolute Holdings will give rise to a taxable gain to CompoSecure and will be treated as a taxable dividend to all existing CompoSecure shareholders for U.S. federal and applicable state and local tax purposes.

Resolute Holdings common stock will begin trading today on Nasdaq under the ticker symbol “RHLD.” CompoSecure common stock will continue to trade on the Nasdaq under the ticker symbol “CMPO.”

Goldman Sachs & Co. LLC is serving as financial advisor to CompoSecure, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as legal advisor.

About CompoSecure

Founded in 2000, CompoSecure (Nasdaq: CMPO) is a technology partner to market leaders, fintech’s and consumers enabling trust for millions of people around the globe. The company combines elegance, simplicity and security to deliver exceptional experiences and peace of mind in the physical and digital world. CompoSecure’s innovative payment card technology and metal cards with Arculus security and authentication capabilities deliver unique, premium branded experiences, enable people to access and use their financial and digital assets, and ensure trust at the point of a transaction. For more information, please visit www.CompoSecure.com and www.GetArculus.com.

About Resolute Holdings

Resolute Holdings (Nasdaq: RHLD) is an alternative asset management platform led by David Cote and Tom Knott that provides operating management services including the oversight of capital allocation strategy, operational practices, and M&A sourcing and execution at CompoSecure and other managed businesses in the future. Resolute Holdings brings a differentiated approach to long-term value creation through the systematic deployment of the Resolute Operating System, which will create value at both the underlying managed businesses and at Resolute Holdings. For additional information on Resolute Holdings, please refer to Resolute Holdings’ filings with the U.S. Securities and Exchange Commission or please visit www.resoluteholdings.com.

Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management of CompoSecure and/or Resolute Holdings. Although CompoSecure and Resolute Holdings believe that its respective plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, neither CompoSecure nor Resolute Holdings can assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning the spin-off of Resolute Holdings, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that important factors, including risks associated with the spin-off and the common stock of each of CompoSecure and Resolute Holdings, among others, could cause actual results or other outcomes to differ materially from those expressed or implied in these statements. You should also refer to “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission by each of CompoSecure and Resolute Holdings. Neither CompoSecure nor Resolute Holdings undertakes any obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Resolute Holdings Contact

(212) 256-8405

info@resoluteholdings.com

Corporate Contact

Anthony Piniella

Head of Communications, CompoSecure

(917) 208-7724

apiniella@composecure.com

Investor Relations Contact

Sean Mansouri, CFA

Elevate IR

(720) 330-2829

CMPO@elevate-ir.com

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